                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                     FORM 8-K/A
                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                  August 10, 1998
                                -------------------
                         (Date of earliest event reported)

                                  BALL CORPORATION
                                -------------------
               (Exact name of Registrant as specified in its charter)

          Indiana                      1-7349                  35-0160610
       --------------          ---------------------       -------------------
         (State of             (Commission File No.)         (IRS Employer
       Incorporation)                                      Identification No.)

                  10 Longs Peak Drive, Broomfield, CO  80021-2510
                 -------------------------------------------------
            (Address of principal executive offices, including zip code)

                                   (303) 469-5511
                                  ----------------
                (Registrant's telephone number, including area code)

                                   Not Applicable
                                  ----------------
           (Former name or former address, if changed since last report)



                                                                    Page 1 of 4
                                             Exhibit Index is located at Page 4

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     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
               FINANCIAL INFORMATION AND EXHIBITS.

          On August 10, 1998, Ball Corporation (the "Company") acquired (the "Acquisition") the North American beverage can business of Reynolds Metals Company (the "Acquired Business"). The Company reported the Acquisition on a Form 8-K dated August 10, 1998 and filed August 25, 1998. At the time of filing, the Company determined that the inclusion of the required interim financial statements, including pro forma information, was impracticable. Under the requirements of Form 8-K, Item 7(a)(4) and Item 7(b)(2), the Company has 60 days from the filing date of the Form 8-K to file amended interim financial information, including pro forma information. This amendment provides the financial information and pro forma financial information required by Regulation S-X.

          The following financial statements are filed as part of this amendment to the Form 8-K:

          (a)   FINANCIAL STATEMENTS OF THE ACQUIRED BUSINESS.

          Attached as Exhibit 99.2 to this Current Report on Form 8-K/A are the unaudited combined balance sheets of the Acquired Business as of June 30, 1998 and December 31, 1997 and the related combined statements of income and cash flows for the six-month periods ended June 30, 1998 and 1997 and accompanying notes.

          (b)   PRO FORMA FINANCIAL INFORMATION.

          Attached as Exhibit 99.3 to this Current Report on Form 8-K/A are the unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1997 and the six-month period ended June 28, 1998 and the unaudited pro forma condensed combined balance sheet as of June 28, 1998 and accompanying notes.

                                       2

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                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By: /s/ R. David Hoover
                                        -----------------------------
                                    Name:  R. David Hoover
                                    Title: Vice Chairman and
                                           Chief Financial Officer

Dated:  October 23, 1998




                                       3

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                                    EXHIBIT INDEX


Description                                                       Exhibit
-----------                                                       -------
Unaudited combined balance sheets of the Acquired Business as     EX 99.2
of June 30, 1998 and December 31, 1997 and the related
combined statements of income and cash flows for the six-month periods ended June 30, 1998 and 1997 and accompanying notes.

Unaudited pro forma condensed consolidated statements of          EX 99.3
income for the year ended December 31, 1997 and the six-month period ended June 28, 1998 and the unaudited pro forma
condensed combined balance sheet as of June 28, 1998 and
accompanying notes.







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